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                                                                   EXHIBIT 10.35
                                LIMITED GUARANTY


     GUARANTY, dated as of May 3, 1996 by Chicago Miniature Lamp, Inc. (the "Guarantor"), in favor of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, with its head office at 100 Federal Street, Boston, Massachusetts 02110, its foreign and domestic branches and Affiliates (the "Bank"). In consideration of the Bank's giving, in its discretion, time, credit or banking facilities or accommodations to the Customer, the Guarantor agrees as follows:

     1.  DEFINITIONS.  As used in this Guaranty:

     "Affiliate" means any entity controlling, controlled by or under common control with the Bank.

     "Business Day" means a day on which banks are open for the transaction of banking business in Boston, Massachusetts.

     "Customer" means, collectively, Badalex, Ltd. and Chicago Miniature Lamp Europe, Ltd. and includes their respective successors.

     "Guaranty" means this instrument as originally executed and includes all amendments and supplements hereto.

     "Obligations" means all liabilities, agreements and other obligations of the Customer to the Bank, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise).

     "Obligation Agreement" means any bill of exchange, draft, promissory note, agreement or other writing evidencing, securing or otherwise executed in connection with any Obligation.

     "Obligation Currency" means the currency in which an Obligation is to be paid.

     2. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Bank the full and punctual payment when due (whether at maturity, by acceleration or otherwise) at the place specified therefor or, if no place of payment is specified, at the office designated by the Bank, and the performance, of each Obligation of the Customer to the Bank. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Customer or resort to any security or other means of obtaining their payment. Should the Customer default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Bank, without demand or notice of any nature,
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all of which are expressly waived by the Guarantor.  Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

     3. GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, in funds immediately available to the Bank,

          (a) the amount of each Obligation which has not been paid when due, in the Obligation Currency and at the place of payment specified therefor, or if no place of payment is specified, at the office designated by the Bank; or

          (b) at the option of the Bank (expressed in its demand for payment hereunder) and in lieu of payment in the Obligation Currency, in United States currency and at the head office of the Bank, an amount equal to the cost in United States currency of the amount of the Obligation Currency needed to pay in full and discharge such Obligation, determined at the Bank's spot rate of exchange in Boston, Massachusetts for the purchase of such Obligation Currency with United States currency at the close of business on the Business Day next preceding the date of payment of such Obligation (or if there is no such rate on such date, such rate on the next preceding date for which there is such a rate); and

          (c) in United States currency and at the head office of the Bank, all costs and expenses (including court costs and legal expenses) incurred or expended by the Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to 18% or, if higher, the rate of interest announced by The First National Bank of Boston from time to time at its head office as its Base Rate, plus 4%; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

     4. LIMITED GUARANTY. The liability of the Guarantor hereunder shall be the sum of (i) all Obligations (exclusive of accruals in respect of interest thereon, and banking charges, commissions, costs and expenses chargeable to the Customer in respect thereof) up to but not exceeding Two Million Six Hundred Thousand Pounds Sterling ((Pounds)2,600,000) in the aggregate plus, without limitation as to the amounts thereof, (ii) all interest, banking charges, commissions, costs and expenses chargeable to the Customer in respect of such Obligations, and (iii) all interest and other costs and expenses payable by the Guarantor pursuant to Section 3 hereof. Each payment made by the Guarantor hereunder which is applied against the Obligations referred to in clause (i) above shall reduce such liability by a like amount. The Bank's dealings with the Customer need not be limited to any particular

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sum notwithstanding any limitation herein upon the liability of the Guarantor.

     5. WAIVERS BY GUARANTOR; BANK'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms and if there is an Obligation Agreement, strictly in accordance with the terms thereof, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Customer, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any Obligation Agreement and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Customer; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any Obligation Agreement; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Bank may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Bank might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

     6. UNENFORCEABILITY OF OBLIGATIONS AGAINST CUSTOMER. If for any reason the Customer has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Customer by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Customer, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any Obligation Agreement shall be immediately due and payable by the Guarantor.

     7. SUBROGATION; SUBORDINATION. Until the payment and performance in full of all Obligations, the Guarantor shall not exercise any rights against the Customer arising as a result of payment by the Guarantor hereunder, by way of subrogation or

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otherwise, and will not prove any claim in competition with the Bank or its
Affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature: the Guarantor will not claim any set-off or counterclaim against the Customer in respect of any liability of the Guarantor to the Customer; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Bank or any such Affiliate. The payment of any amounts due with respect to any indebtedness of the Customer now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Customer to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

     8. SECURITY; SET-OFF. The Guarantor grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

     9. FURTHER ASSURANCES. The Guarantor agrees that it will, from time to time at the request of the Bank, provide to the Bank its most recent audited and unaudited balance sheets and related statements of income and changes in financial condition (prepared on a consolidated basis with the Guarantor's subsidiaries, if any) and such other information relating to the business and affairs of the Guarantor as the Bank may reasonably request. The Guarantor also agrees, upon demand after any change in the condition or affairs (financial or otherwise) of the Guarantor deemed by the Bank to be adverse and material to secure the payment and performance of its obligations hereunder by delivering, assigning or transferring to the Bank or granting the Bank a security interest in additional collateral of a value and character satisfactory to the Bank, and authorizes the Bank to file any financing statement deemed by the Bank to be necessary or desirable

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to perfect any security interest granted by the Guarantor to the Bank, and as agent for the Guarantor, to sign the name of the Guarantor thereto. The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

     10. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Bank is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Bank at its head office or at the branch of the Bank where this Guaranty is given. No such notice shall affect any rights of the Bank or of any Affiliate hereunder including, without limitation, the rights set forth in Sections 5 and 7, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Customer and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Customer, or otherwise, all as though such payment had not been made or value received.

     11. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer any Obligation Agreement or any note held by it evidencing the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.

     12. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Bank. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

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     13.  NOTICES.  All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Bank, at 100 Federal Street, Boston, Massachusetts 02110, Telex: 940581 BOSTONBK BSN Attention: Timothy G. Clifford, Vice President, or at such other address as either party may designate in writing.

     14. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in Section 13 hereof. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     15. JUDGMENT CURRENCY. If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to convert any amount due in any Obligation Currency into any other currency, the rate of exchange used shall be the Bank's spot rate of exchange for the purchase of the Obligation Currency with such other currency at the close of business on the Business Day preceding the date on which judgment is given or any order for payment is made. The obligation of the Guarantor in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise, be discharged only to the extent that on the Business Day following receipt by the Bank of any payment in a currency other than the Obligation Currency the Bank is able (in accordance with normal banking procedures) to purchase the Obligation Currency with such other currency. If the amount of the Obligation Currency that the Bank is able to purchase with such other currency is less than the amount due in the Obligation Currency, notwithstanding any judgment or order, the Guarantor shall indemnify the Bank for the shortfall.

     16. SUBSTITUTE CONVERSION RATE. If on any conversion date provided for in this Guaranty the Bank is not quoting a spot rate of exchange in Boston, Massachusetts for the purchase of an Obligation Currency with United States currency, the rate of exchange to be applied in lieu thereof shall be the official rate of exchange for the purchase of United States currency with the relevant Obligation Currency established by the country in which the Obligation Currency is legal tender as made available by such country to the International Monetary Fund and as reported by the

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International Monetary Fund at its headquarters in Washington, D.C. to be in effect on such date.

     17. OBLIGATIONS ABSOLUTE. The Guarantor agrees that its obligations hereunder shall not be affected by (i) any law, regulation, order, decree or directive (whether or not having the force of law) or any interpretation thereof, now or hereafter in effect in any jurisdiction, that purports to modify any of the terms of or rights of the Bank with respect to any Obligation or under any Obligation Agreement or this Guaranty, including without limitation any law, regulation, order, decree or directive or interpretation thereof that purports to require or permit the satisfaction of any Obligation other than strictly in accordance with the terms of such Obligation and any related Obligation Agreement (such as by the tender of a currency other than the Obligation Currency) or that restricts the procurement of the Obligation Currency by the Customer or the Guarantor; or (ii) any agreement, whether or not signed by or on behalf of the Bank, in connection with the restructuring or rescheduling of public or private obligations in the Customer's country, whether or not such agreement is stated to cause or permit the discharge of the Obligations prior to the final payment in full of the Obligations in the Obligation Currency in strict accordance with any Obligation Agreement.

     18. SPECIAL AGREEMENT WITH RESPECT TO DEBT RESTRUCTURING. Notwithstanding any limitation on liability set forth in Section 4 to the contrary, if an Obligation shall be made subject to a debt restructuring arrangement between a country and its creditors or creditors of persons or entities of such country, and as a result thereof the Bank, as holder of such Obligation and other credit facilities to such country, persons or entities of such country, shall agree to provide any new credit facilities, the Guarantor shall fund (and be the beneficial owner of) that amount of such new credit facilities which is calculated by (i) dividing the face value of such Obligation by the aggregate amount of the Bank's credit facilities made part of the restructuring arrangement and (ii) multiplying the result by the amount of such new credit facilities. The Guarantor agrees to execute and deliver such documents and take such actions as may be requested by the Bank to effect the purposes of this
Section 18. The Bank agrees to provide the Guarantor with copies of the relevant documents governing its participation in the restructuring arrangement and new credit facilities and shall provide the Guarantor with the basis on which it has calculated the Guarantor's portion of such new credit facilities, which calculations shall be conclusive absent manifest error.

          19. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the

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validity or enforceability of its remaining provisions.  Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer as of the date appearing on page one.

                                    CHICAGO MINIATURE LAMP, INC.


                                    By:  /s/ Frank M. Ward
                                       -----------------------------
                                    Title:  President

                                    Address:  500 Chapman Street
                                              Canton, MA  02021

                                    Telex: ________________________



Note - A separate guaranty must be signed by each guarantor.



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